EXHIBIT 99.1

PROS HOLDINGS, INC. REPORTS FOURTH QUARTER AND
FULL YEAR 2017 FINANCIAL RESULTS

•	Subscription revenue of $60.5 million, up 59% for the full year 2017.

•	Annual recurring revenue of $160.6 million as of December 31, 2017, up 31% year-over-year.

•	Free cash flow of $3.6 million in the fourth quarter, representing a key milestone and inflection point in PROS cloud transition.

HOUSTON – February 6, 2018 — PROS Holdings, Inc. (NYSE: PRO), a cloud software company powering the shift to modern commerce, today announced financial results for the fourth quarter and full year ended December 31, 2017.

“2017 was a major inflection point in our cloud transition as we returned to year-over-year revenue growth,” stated CEO Andres Reiner. “We are pleased with our strong fourth quarter and full year performance, exceeding the high end of guidance across all metrics. We enter 2018 excited by the large market opportunity in front of us as we leverage our AI platform to lead companies in making the shift to modern commerce.”

CFO Stefan Schulz said, “We continue to drive growth and scale in our business, and we achieved two key milestones in our cloud transition in the fourth quarter. We saw subscription revenue overtake maintenance revenue for the first time, and we generated positive free cash flow. We have strong momentum coming into 2018 and remain on track to accomplish our long-term financial goals.”

Fourth Quarter and Full Year 2017 Financial Highlights

Key financial results for the fourth quarter and full year 2017 are shown below. Throughout this press release, all dollar figures are in millions, except net loss per share. Unless otherwise noted, all results are on a reported basis and are compared with the prior-year period.

	GAAP			Non-GAAP
	Q4 2017	Q4 2016	% Change	Q4 2017	Q4 2016	% Change
Revenue:
Total Revenue	$46.3	$39.9	16%	n/a	n/a	n/a
Subscription Revenue	19.1	11.0	74%	n/a	n/a	n/a
Subscription and Maintenance Revenue	36.2	28.4	27%	n/a	n/a	n/a
Profitability:
Gross Profit	28.2	24.0	18%	29.9	25.0	20%
Operating Loss	(12.8)	(16.3)	nm	(5.5)	(9.6)	nm
Net Loss	(17.0)	(18.5)	nm	(4.3)	(6.5)	nm
Net Loss Per Share	(0.53)	(0.61)	nm	(0.13)	(0.21)	nm
Adjusted EBITDA	n/a	n/a	n/a	(4.9)	(8.6)	nm
Cash:
Net Cash Provided by (Used in) Operating Activities	4.5	(7.2)	nm	n/a	n/a	n/a
Free Cash Flow	n/a	n/a	n/a	$3.6	$(10.0)	nm

	GAAP			Non-GAAP
	FY 2017	FY 2016	% Change	FY 2017	FY 2016	% Change
Revenue:
Total Revenue	$168.8	$153.3	10%	n/a	n/a	n/a
Subscription Revenue	60.5	38.2	59%	n/a	n/a	n/a
Subscription and Maintenance Revenue	129.9	106.7	22%	n/a	n/a	n/a
Annual Recurring Revenue ("ARR")	n/a	n/a	n/a	160.6	122.2	31%
Profitability:
Gross Profit	100.3	89.9	11%	105.5	94.1	12%
Operating Loss	(64.9)	(65.4)	nm	(36.3)	(40.9)	nm
Net Loss	(77.9)	(75.2)	nm	(25.5)	(28.0)	nm
Net Loss Per Share	(2.46)	(2.47)	nm	(0.81)	(0.92)	nm
Adjusted EBITDA	n/a	n/a	n/a	(33.7)	(35.4)	nm
Cash:
Net Cash Used in Operating Activities	(25.3)	(14.3)	nm	n/a	n/a	n/a
Free Cash Flow	n/a	n/a	n/a	$(29.5)	$(24.3)	nm

The attached tables provide a summary of PROS results for the period, including a reconciliation of GAAP to non-GAAP metrics.

2017 and Recent Business Highlights

•
Released numerous new innovations enabling modern commerce, including the Q4 introduction of Monet™, PROS artificial intelligence analyst that delivers data science-driven insights in PROS solutions, and the Q4 launch of PROS next-generation Guidance solution, providing customers with an unprecedented level of transparency and self-service capabilities in PROS cloud.

•
Extended PROS modern commerce leadership position in the travel industry by introducing shopping, pricing and merchandising solutions through the acquisition of Vayant Travel Technologies based in Sofia, Bulgaria. Announced plans to expand the Sofia office to accommodate future growth plans.

•
Named the inaugural partner to showcase PROS modern commerce solutions for the manufacturing industry across the more than 50 Microsoft Technology Centers (MTC) globally. MTCs educate companies on how to accelerate their digital transformation and will feature how PROS Smart CPQ solutions powered by Microsoft Azure modernize the sales experience by delivering personalized offers and a fluid channel experience integrated with Microsoft Dynamics 365.

•
Won prestigious awards around innovation, partnership and customer success, including: Microsoft Partner of the Year awards in both the Alliance Global Commercial ISV and U.S. EPG, ISV - Business Applications categories in recognition of the value that PROS delivers to customers while leveraging Microsoft technologies; and the CRM Watchlist Award in recognition of PROS continued impact on customers and the market overall.

•
Strengthened leadership position in the market by being named to the Constellation ShortList™ for Pricing Optimization, and the Constellation ShortList™ for Configure, Price, Quote Solutions, as well as achieving the highest possible scores for reference customer assessment and intelligence and analytics criteria in The Forrester Wave™: Configure-Price-Quote Solutions report.

•	Successfully completed a private offering of $106.3 million aggregate principal amount at maturity of convertible senior notes due 2047; net proceeds were $90.5 million.

•	Appointed Tom Dziersk as Executive Vice President of Global Sales and Celia Fleischaker as Chief Marketing Officer to drive continued market adoption of PROS modern commerce solutions.

Financial Outlook

PROS anticipates the following based on an estimated 32.3 million basic weighted average shares outstanding, for the first quarter 2018, and a 22% non-GAAP estimated tax rate for the first quarter and full year 2018:

	Q1 2018 Guidance	v. Q1 2017 at Mid-Point	Full Year 2018 Guidance	v. Prior Year at Mid-Point
Total Revenue	$45.6 to $46.6	15%	$187.0 to $190.0	12%
Subscription Revenue	$19.1 to $19.6	58%	$90.0 to $91.0	49%
ARR	n/a	n/a	$186.0 to $189.0	17%
Non-GAAP Loss Per Share	$(0.21) to $(0.19)	nm	n/a	n/a
Adjusted EBITDA	$(6.8) to $(5.8)	nm	$(27.0) to $(25.0)	nm
Free Cash Flow	n/a	n/a	$(5.0) to $(2.0)	$26.0
Conference Call
In conjunction with this announcement, PROS Holdings, Inc. will host a conference call on Tuesday, February 6, 2018, at 4:45 p.m. ET to discuss the Company’s financial results and business outlook. To access this call, dial 1-877-407-9039 (toll-free) or 1-201-689-8470. The live webcast of the conference call can be accessed under the “Investor Relations” section of the Company’s website at www.pros.com.

Following the call, an archived webcast will be available in the “Investor Relations” section of the Company’s website at www.pros.com. A telephone replay will be available until Tuesday, February 20, 2018, at 1-844-512-2921 (toll-free) or 1-412-317-6671 using the pass code 13675221. An archived webcast of this conference call will also be available in the “Investor Relations” section of the Company’s website at www.pros.com.

About PROS

PROS Holdings, Inc. (NYSE: PRO) is a cloud software company powering the shift to modern commerce by helping companies create personalized and frictionless buying experiences for their customers. Fueled by dynamic pricing science and machine learning, PROS solutions make it possible for companies to price, configure and sell their products and services in an omnichannel environment with speed, precision and consistency. Our customers, who are leaders in their markets, benefit from decades of data science expertise infused into our industry solutions. To learn more, visit www.pros.com.

Forward-looking Statements

This press release contains forward-looking statements, including statements about our future financial performance; positioning; management's confidence and optimism; customer successes; demand for enterprise revenue, profit realization and modern commerce software solutions; business expansion; business predictability; ARR; revenue; adjusted EBITDA; free cash flow; shares outstanding and effective tax rate. The forward-looking statements contained in this press release are based upon our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include risks related to: (a) our ability to execute on our cloud strategy, (b) reduced revenue and cash flow resulting from our transition to a cloud strategy, (c) threats to the security of our or our customer’s data, (d) potential business or service disruptions from our third party data centers, cloud platform providers or other unrelated service providers, (e) market acceptance of our new products and product enhancements, (f) the risk that the markets for our software does not grow as anticipated, (g) the length of our sales cycles, (h) the risk that we will not be able to maintain historical maintenance, support and subscription renewal rates, (i) competition from vendors of sales, pricing, revenue management and configure-price-quote solutions as well as from companies internally developing their own solutions, (j) potential unauthorized or improper actions of our personnel, (k) the risk that acquisitions we have and may enter into in the future may be difficult to integrate, fail to achieve our objectives, disrupt our business, dilute stockholder value or divert management attention, (l) any downturn in sales to our target markets, (m) potential delays or other challenges related to the implementation of our solutions, (n) the difficulties of making accurate estimates necessary to complete a project and recognize revenue, (o) personnel risks associated with growing a business generally, (p) the impact that a slowdown in the world or any particular economy has on our business sales cycles, prospects’ and customers’ spending decisions, timing of implementation decisions, payment and renewal decision, (q) our debt repayment obligations, (r) the impact of currency fluctuations on our results of operations, and (s) civil and political unrest in geographic regions in which we operate. Additional information relating to the uncertainty affecting PROS’ business is contained in our filings with the Securities and Exchange Commission. These forward-looking statements represent PROS’ expectations as of the date of this press release. Subsequent events may cause these expectations to change, and PROS disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

PROS has provided in this release certain financial information that has not been prepared in accordance with GAAP. This information includes non-GAAP income (loss) from operations, annual recurring revenue, adjusted EBITDA, free cash flow, tax rate, net income (loss) and diluted earnings (loss) per share. PROS uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating PROS’ ongoing operational performance and cloud-first transition.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure as detailed above. A reconciliation of GAAP to the non-GAAP financial measures has been provided in the tables included as part of this press release, and can be found, along with other financial information, in the investor relations portion of our website. PROS' use of non-GAAP financial measures may not be consistent with the presentations by similar companies in PROS' industry. PROS has also provided in this release certain forward-looking non-GAAP financial measures, including non-GAAP income (loss) from operations, annual recurring revenue, adjusted EBITDA, free cash flow and non-GAAP tax rates (collectively the "non-GAAP financial measures") as follows:

Non-GAAP income (loss) from operations: Non-GAAP income (loss) from operations excludes the impact of stock-based compensation, amortization of acquisition-related intangibles, acquisition-related expenses, amortization of debt discount and issuance costs, and related taxes. Non-GAAP income (loss) from operations excludes the following items from non-GAAP estimates:

•
Share-Based Compensation:  Although share-based compensation is an important aspect of compensation for our employees and executives, our share-based compensation expense can vary because of changes in our stock price and market conditions at the time of grant, varying valuation methodologies, and the variety of award types. Since share-based compensation expense can vary for reasons that are generally unrelated to our performance during any particular period, we believe this could make it difficult for investors to compare our current financial results to previous and future periods. Therefore, we believe it is useful to exclude share-based compensation in order to better understand our business performance and allow investors to compare our operating results with peer companies.

•
Amortization of Acquisition-Related Intangibles:  We view amortization of acquisition-related intangible assets, such as the amortization of the cost associated with an acquired company's research and development efforts, trade names, customer lists and customer relationships, as items arising from pre-acquisition activities determined at the time of an acquisition. While these intangible assets are continually evaluated for impairment, amortization of the cost of purchased intangibles is a static expense, one that is not typically affected by operations during any particular period.

•
Acquisition-Related Expenses: Acquisition-related expenses include integration costs and other one-time direct costs associated with our acquisitions. These amounts are unrelated to our core performance during any particular period and are impacted by the timing and size of the acquisitions. We exclude acquisition-related expenses to provide investors a method to compare our operating results to prior periods and to peer companies because such amounts can vary significantly based on the frequency of acquisitions and magnitude of acquisition expenses.

•
Amortization of Debt Discount and Issuance Costs: Amortization of debt discount and issuance costs are related to our convertible notes. These amounts are unrelated to our core performance during any particular period, and therefore, we believe it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare our results with peer companies.

•
Taxes: We exclude the tax consequences associated with non-GAAP items to provide investors with a useful comparison of our operating results to prior periods and to our peer companies because such amounts can vary significantly. In the fourth quarter of 2014, we concluded that it is more likely than not that we will be unable to fully realize our deferred tax assets and accordingly, established a valuation allowance against those assets. The ongoing impact of the valuation allowance on our non-GAAP effective tax rate has been eliminated to allow investors to better understand our business performance and compare our operating results with peer companies.

Annual Recurring Revenue: Annual Recurring Revenue ("ARR") is used to assess the trajectory of our cloud business. ARR means, as of a specified date, the contracted recurring revenue, including contracts with a future start date, together with annualized overage fees incurred above contracted minimum transactions, and excluding perpetual and term license agreements recognized as license revenue in accordance with GAAP. ARR should be viewed independently of revenue and any other GAAP measure.
Non-GAAP Tax Rate: The estimated non-GAAP effective tax rate adjusts the tax effect to quantify the impact of the excluded non-GAAP items.
Adjusted EBITDA: Adjusted EBITDA is defined as GAAP net income (loss) before interest expense, provision for income taxes, depreciation and amortization, as adjusted to eliminate the effect of stock-based compensation cost, amortization of acquisition-related intangibles, depreciation and amortization, integration costs and other one-time direct costs associated with our acquisitions, and capitalized internal-use software development costs. Adjusted EBITDA should not be considered as an alternative to net income (loss) as an indicator of our operating performance.
Free Cash Flow: Free cash flow is a non-GAAP financial measure which is defined as net cash provided by (used in) operating activities, less additions to property, plant and equipment, purchases of other (non-acquisition-related) intangible assets and capitalized internal-use software development costs.
These non-GAAP estimates are not measurements of financial performance prepared in accordance with GAAP, and we are unable to reconcile these forward-looking non-GAAP financial measures to their directly comparable GAAP financial measures because the information described above which is needed to complete a reconciliation is unavailable at this time without unreasonable effort.

Investor Contact:
PROS Investor Relations
Shannon Tatz
713-335-5932
ir@pros.com

Media Contact:
PROS Public Relations
Yvonne Donaldson
713-335-5310
ydonaldson@pros.com

PROS Holdings, Inc.
Condensed Consolidated Balance Sheets
(In thousands, except share and per share amounts)
(Unaudited)

	December 31, 2017	December 31, 2016
Assets:
Current assets:
Cash and cash equivalents	$160,505	$118,039
Short-term investments	—	15,996
Accounts and unbilled receivables, net of allowance of $760	32,484	33,285
Prepaid and other current assets	9,067	6,337
Total current assets	202,056	173,657
Property and equipment, net	14,007	15,238
Intangibles, net	26,929	12,650
Goodwill	38,458	20,096
Other long-term assets	7,233	6,013
Total assets	$288,683	$227,654
Liabilities and Stockholders’ Equity:
Current liabilities:
Accounts payable and other liabilities	$2,976	$2,744
Accrued liabilities	6,733	7,279
Accrued payroll and other employee benefits	16,712	18,349
Deferred revenue	75,604	68,349
Total current liabilities	102,025	96,721
Long-term deferred revenue	19,591	11,389
Convertible debt, net	213,203	122,299
Other long-term liabilities	843	639
Total liabilities	335,662	231,048
Stockholders' equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued	—	—
Common stock, $0.001 par value, 75,000,000 shares authorized; 36,356,760 and 35,001,236 shares issued, respectively; 31,939,175 and 30,583,651 shares outstanding, respectively	36	35
Additional paid-in capital	207,924	175,678
Treasury stock, 4,417,585 common shares, at cost	(13,938)	(13,938)
Accumulated deficit	(238,185)	(160,259)
Accumulated other comprehensive loss	(2,816)	(4,910)
Total stockholders’ equity	(46,979)	(3,394)
Total liabilities and stockholders’ equity	$288,683	$227,654

PROS Holdings, Inc.
Condensed Consolidated Statements of Income (Loss)
(In thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
Revenue:
Subscription	$19,082	$10,962	$60,539	$38,158
Maintenance and support	17,076	17,462	69,408	68,565
Total subscription, maintenance and support	36,158	28,424	129,947	106,723
License	1,679	3,636	5,562	11,814
Services	8,507	7,866	33,307	34,739
Total revenue	46,344	39,926	168,816	153,276
Cost of revenue:
Subscription	8,253	5,037	27,858	17,379
Maintenance and support	2,807	3,415	11,693	13,681
Total cost of subscription, maintenance and support	11,060	8,452	39,551	31,060
License	72	47	282	246
Services	7,015	7,453	28,733	32,047
Total cost of revenue	18,147	15,952	68,566	63,353
Gross profit	28,197	23,974	100,250	89,923
Operating expenses:
Selling and marketing	17,491	16,255	68,116	63,980
General and administrative	9,822	10,627	40,336	38,537
Research and development	13,592	13,350	56,021	52,804
Acquisition-related	107	—	720	—
Loss from operations	(12,815)	(16,258)	(64,943)	(65,398)
Convertible debt interest and amortization	(4,140)	(2,376)	(13,218)	(9,319)
Other income (expense), net	69	101	384	(38)
Loss before income tax provision (benefit)	(16,886)	(18,533)	(77,777)	(74,755)
Income tax provision (benefit)	94	(20)	149	470
Net loss	$(16,980)	$(18,513)	$(77,926)	$(75,225)

Net loss per share:
Basic and diluted	$(0.53)	$(0.61)	$(2.46)	$(2.47)
Weighted average number of shares:
Basic and diluted	31,927	30,557	31,627	30,395

PROS Holdings, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
Operating activities:
Net loss	$(16,980)	$(18,513)	$(77,926)	$(75,225)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	3,484	2,111	10,531	9,507
Amortization of debt discount and issuance costs	2,901	1,653	9,264	6,439
Share-based compensation	5,131	6,021	22,796	20,466
Deferred income tax, net	(67)	(24)	(520)	40
Provision for doubtful accounts	—	400	—	174
Loss on disposal of assets	59	19	59	19
Changes in operating assets and liabilities:
Accounts and unbilled receivables	2,163	(7,228)	2,022	5,671
Prepaid expenses and other assets	2,586	(169)	(3,715)	(915)
Accounts payable and other liabilities	(1,034)	(359)	700	(2,905)
Accrued liabilities	(582)	1,914	(1,055)	2,801
Accrued payroll and other employee benefits	3,378	4,486	(2,344)	5,195
Deferred revenue	3,496	2,503	14,875	14,388
Net cash provided by (used in) operating activities	4,535	(7,186)	(25,313)	(14,345)
Investing activities:
Purchases of property and equipment	(51)	(717)	(1,286)	(7,241)
Purchase of equity securities	—	(2,000)	—	(2,000)
Acquisition of Vayant, net of cash acquired	—	—	(34,130)	—
Capitalized internal-use software development costs	(801)	(479)	(2,797)	(1,048)
Purchase of intangible asset	(50)	(1,625)	(125)	(1,625)
Purchases of short-term investments	—	(10,056)	—	(154,990)
Proceeds from maturities of short-term investments	—	45,000	15,992	141,500
Net cash (used in) provided by investing activities	(902)	30,123	(22,346)	(25,404)
Financing activities:
Exercise of stock options	(16)	469	6,331	889
Proceeds from employee stock plans	—	—	1,535	1,090
Tax withholding related to net share settlement of stock awards	(132)	(223)	(7,375)	(5,467)
Payments of notes payable	(54)	—	(209)	(196)
Debt issuance costs related to Revolver	—	—	(150)	—
Debt issuance costs related to convertible debt	(305)	—	(2,978)	—
Proceeds from issuance of convertible debt, net	—	—	93,500	—
Net cash (used in) provided by financing activities	(507)	246	90,654	(3,684)
Effect of foreign currency rates on cash	20	(352)	(529)	(298)
Net change in cash and cash equivalents	3,146	22,831	42,466	(43,731)
Cash and cash equivalents:
Beginning of period	157,359	95,208	118,039	161,770
End of period	$160,505	$118,039	$160,505	$118,039

PROS Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share data)
(Unaudited)
We use these non-GAAP financial measures to assist in the management of the Company because we believe that this information provides a more consistent and complete understanding of the underlying results and trends of the ongoing business due to the uniqueness of these charges.
See breakdown of the reconciling line items on page 10.

	Three Months Ended December 31,		Quarter over Quarter	Year Ended December 31,		Year over Year
	2017	2016	% change	2017	2016	% change
GAAP gross profit	$28,197	$23,974	18%	$100,250	$89,923	11%
Non-GAAP adjustments:
Amortization of acquisition-related intangibles	1,280	481		3,297	1,957
Share-based compensation	402	547		1,971	2,267
Non-GAAP gross profit	$29,879	$25,002	20%	$105,518	$94,147	12%

Non-GAAP gross margin	64.5%	62.6%		62.5%	61.4%

GAAP loss from operations	$(12,815)	$(16,258)	(21)%	$(64,943)	$(65,398)	(1)%
Non-GAAP adjustments:
Acquisition-related expenses	107	—		720	—
Amortization of acquisition-related intangibles	2,112	683		5,174	2,971
Severance	—	—		—	1,070
Share-based compensation	5,131	6,021		22,796	20,466
Total Non-GAAP adjustments	7,350	6,704		28,690	24,507
Non-GAAP loss from operations	$(5,465)	$(9,554)	(43)%	$(36,253)	$(40,891)	(11)%

Non-GAAP loss from operations % of total revenue	(11.8)%	(23.9)%		(21.5)%	(26.7)%

GAAP net loss	$(16,980)	$(18,513)	(8)%	$(77,926)	$(75,225)	4%
Non-GAAP adjustments:
Total Non-GAAP adjustments affecting loss from operations	7,350	6,704		28,690	24,507
Amortization of debt discount and issuance costs	2,891	1,653		9,228	6,439
Tax impact related to non-GAAP adjustments	2,486	3,643		14,498	16,241
Non-GAAP net loss	$(4,253)	$(6,513)	(35)%	$(25,510)	$(28,038)	(9)%

Non-GAAP diluted loss per share	$(0.13)	$(0.21)		$(0.81)	$(0.92)

Shares used in computing non-GAAP loss per share	31,927	30,557		31,627	30,395

PROS Holdings, Inc.
Supplemental Schedule of Non-GAAP Financial Measures
Increase (Decrease) in GAAP Amounts Reported
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
Cost of Subscription Items
Amortization of acquisition-related intangibles	1,099	315	2,603	1,277
Share-based compensation	50	64	237	249
Total cost of subscription items	$1,149	$379	$2,840	$1,526

Cost of Maintenance Items
Amortization of acquisition-related intangibles	170	156	652	639
Share-based compensation	80	82	298	328
Total cost of maintenance items	$250	$238	$950	$967

Cost of License Items
Amortization of acquisition-related intangibles	11	10	42	41
Total cost of license items	$11	$10	$42	$41

Cost of Services Items
Share-based compensation	272	401	1,436	1,690
Total cost of services items	$272	$401	$1,436	$1,690

Sales and Marketing Items
Amortization of acquisition-related intangibles	832	202	1,877	1,008
Severance	—	—	—	1,070
Share-based compensation	1,035	1,265	4,348	3,824
Total sales and marketing items	$1,867	$1,467	$6,225	$5,902

General and Administrative Items
Amortization of acquisition-related intangibles	—	—	—	6
Share-based compensation	2,617	2,773	11,163	9,040
Total general and administrative items	$2,617	$2,773	$11,163	$9,046

Research and Development Items
Share-based compensation	1,077	1,436	5,314	5,335
Total research and development items	$1,077	$1,436	$5,314	$5,335

Acquisition-related expenses	$107	$—	$720	$—

PROS Holdings, Inc.
Supplemental Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
Adjusted EBITDA
GAAP Loss from Operations	$(12,815)	$(16,258)	$(64,943)	$(65,398)
Acquisition-related expenses	107	—	720	—
Amortization of acquisition-related intangibles	2,112	683	5,174	2,971
Severance	—	—	—	1,070
Share-based compensation	5,131	6,021	22,796	20,466
Depreciation	1,372	1,428	5,357	6,536
Capitalized internal-use software development costs	(801)	(479)	(2,797)	(1,048)
Adjusted EBITDA	$(4,894)	$(8,605)	$(33,693)	$(35,403)

Free Cash Flow
Net cash provided by (used in) operating activities	$4,535	$(7,186)	$(25,313)	$(14,345)
Purchase of property and equipment	(51)	(717)	(1,286)	(7,241)
Purchase of intangible asset	(50)	(1,625)	(125)	(1,625)
Capitalized internal-use software development costs	(801)	(479)	(2,797)	(1,048)
Free Cash Flow	$3,633	$(10,007)	$(29,521)	$(24,259)

Guidance	Q1 2018 Guidance		Full Year 2018 Guidance
	Low	High	Low	High
Adjusted EBITDA
GAAP Loss from Operations	$(16,000)	$(15,000)	$(61,000)	$(59,000)
Amortization of acquisition-related intangibles	2,100	2,100	7,900	7,900
Share-based compensation	6,100	6,100	22,900	22,900
Depreciation	1,300	1,300	4,400	4,400
Capitalized internal-use software development costs	(300)	(300)	(1,200)	(1,200)
Adjusted EBITDA	$(6,800)	$(5,800)	$(27,000)	$(25,000)